LEASE AGREEMENT
                        (8314 WHITE SETTLEMENT ROAD)


     THIS LEASE AGREEMENT, made and entered into as of this 24th day of January, 1997, by and between SHIRLEY G. ANTON AND LAURENCE H. ANTON, hereinafter collectively referred to as "Landlord", and CARLYLE GOLF, INC., a Colorado corporation, as "Tenant";

                            W I T N E S S E T H:

     1. PREMISES AND TERM. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord certain premises situated within the County of Tarrant, State of Texas, more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference (hereinafter referred to as the "premises").

     TO HAVE AND TO HOLD the same for a term commencing on January 24, 1997 (the "Commencement Date"), and ending on May 31, 1997.

     2.   RENT.

          A. Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof the monthly amount of $3,900. One such monthly installment shall be due and payable on the Commencement Date and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date during the term, except that the rental payment for any fractional calendar month at the commencement or end of the lease period shall be prorated.

          B. In addition, Tenant agrees to pay maintenance and service costs and expenses pursuant to Paragraph 4 below.

     3. TAXES. Landlord agrees to pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever including without limitation assessments due to deed restrictions and/or owner associations (collectively referred to herein as "Taxes") which accrue against the Premises or any part thereof during the term.

     4.   REPAIRS, MAINTENANCE AND SERVICES.

          A. Landlord shall maintain in good repair the roof, foundation and the structural soundness of the exterior walls of the building or other improvements to be erected by Landlord on the premises. All repairs, restorations and replacements shall be of quality and class equal to the present or future installations and shall be done in a good and workmanlike manner. In case of the neglect or of default of Landlord making repairs and replacements, after twenty (20) days' prior written notice to Landlord, Tenant may make such repairs and/or replacements during the term hereof or after its expiration, and all reasonable costs and expenses thereof with interest thereon at the rate of twelve percent (12%) per annum from the date said sums are expended shall be repaid by Landlord to Tenant as additional rent upon demand. The receipted bills of the mechanics or contractors employed by Tenant showing the payment by Tenant for the making of such repairs, alterations or improvements shall be prima facia evidence of such charges and that the same have been paid by Tenant.

          B. Subject to the preceding paragraph 4A, following the Commencement Date, Tenant shall, at its own cost and expense, maintain all parts of the premises and any improvements erected or to be erected thereon in the current condition, promptly making all necessary repairs and replacements, ordinary wear and tear excepted. Further, Tenant shall repair or replace any damage or injury to the lease premises, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, licensees, or visitors. If Tenant fails to make such repairs or replacements promptly, Landlord may, at Landlord's option, make such repairs or replacements, and Tenant shall reimburse the cost thereof to Landlord on demand. All repairs, restorations and replacements shall be of quality and class equal to the present or future installations and shall be done in a good and workmanlike manner. In case of the neglect or of default of Tenant making repairs and replacements, after twenty (20) days' prior written notice to Tenant, Landlord may make such repairs and/or replacements during the term hereof or after its expiration, and all reasonable costs and expenses thereof with interest thereon at the rate of twelve percent (12%) per annum from the date said sums are expended shall be repaid by Tenant to Landlord as additional rent upon demand. The receipted bills of the mechanics or contractors employed by Landlord showing the payment by Landlord for the making of such repairs, alterations or improvements shall be prima facia evidence of such charges and that the same have been paid by Landlord.

          C. Tenant shall not commit or allow any waste or damage to be committed on any portion of the lease premises. At the termination of this Lease, by lapsed time or otherwise, Tenant shall deliver said lease premises to Landlord in as good condition as at date of possession of Tenant, ordinary wear and tear excepted, and upon the termination of this Lease, Landlord shall have the right to reenter and resume possession of the lease premises. The cost and expense of any repairs necessary to restore the condition of the lease premises to said condition in which they are to be delivered to Landlord shall be borne by Tenant.

     5. COMPLIANCE WITH LAWS AND DEED RESTRICTIONS. Tenant shall comply at its sole expense with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) related to Tenant's use of the lease premises. Specifically, Tenant agrees to comply with all clean air and water quality standards and regulations as required by any governmental agency having competent jurisdiction over Tenant's use of the lease premises and with all federal, state and local environmental laws and regulations affecting the Tenant's use of the lease premises, and Landlord agrees to cooperate with Tenant and perform any actions requested by Tenant in complying with such matters.

     6. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord, not to be unreasonably withheld. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition as of the Commencement Date (ordinary wear and tear excepted) by the date of termination of this Lease or upon earlier vacating of the premises; provided, however, that if Landlord so elects prior to termination of this Lease or upon earlier vacating of the premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease or upon earlier vacating of the premises and shall be delivered up to the Landlord with the premises. Equipment and furniture that do not constitute fixtures which are installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, provided no default by Tenant hereunder shall then exist, and shall be removed by the date of termination of this Lease or upon earlier vacating of the premises if required by Landlord. Upon any such removal Tenant shall restore the premises to their original condition as of the Commencement Date (ordinary wear and tear excepted). All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements to be situated on the premises.

     7. SIGNS. Tenant may erect or install any signs, decorations or advertising media of any type which can be viewed from the exterior of the premises, provided that all signs, decorations or advertising media shall be installed at Tenant's sole expense and shall comply with all deed restrictions and applicable governmental regulations. Such materials shall be kept in good condition and in proper operating order at all times.

     8. UTILITIES. Tenant shall pay all charges for water, heat, electricity, gas, telephone and other utility services used by Tenant upon the Premises. Landlord shall not be responsible for providing or furnishing any electrical connection within the premises to any equipment installed by Tenant.

     9.   FIRE AND CASUALTY DAMAGE.

          A. From and after the Commencement Date, Landlord agrees to maintain insurance covering the building situated upon or to be erected on the premises in an amount not less than one hundred percent (100%) of the replacement cost thereof, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard forms prescribed by the Texas State Board of Insurance. Subject to the provisions of subparagraph 9C below, such insurance shall be for the sole benefit of Landlord and under its sole control.

          B. If the buildings situated or to be erected upon the premises should be totally destroyed by fire, tornado or other casualty or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed prior to the earlier of (i) 180 days after the date of such damage, or (ii) the end of the term of this Lease, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

          C. If the buildings situated or to be erected upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 9(A) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed prior to the earlier of (i) 180 days after the date of such damage, or (ii) the end of the term of this Lease, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant. In the event that Landlord should fail to complete such repairs and rebuilding within 180 days after the date of such damage, or in the event a substantial portion of the improvements is damaged or destroyed within 365 days of the end of the term of this Lease, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate without prejudice to the rights and obligations of any party hereto which have accrued prior to the date of termination which shall survive such termination.

          D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises required that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

          E. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.

          F. Tenant shall procure and maintain throughout the term of this Lease, at Tenant's sole expense, fire and casualty insurance with extended coverage insuring Tenant's property, including any partitions, fixtures, additions or other improvements which may have been placed in, on or about the premises by Tenant and any equipment, furniture and other movables which may have been placed within or upon the lease premises, in an amount equal to their full replacement value. If the property of Tenant situated upon or to be situated upon the lease premises shall be damaged or destroyed, Tenant shall, at its option, at its sole cost thereupon proceed with reasonable diligence to rebuild or replace such property of Tenant, to the condition such property existed prior to such destruction or damage, provided any improvements to the lease premises shall be made in accordance with plans and specifications approved by Landlord.

          G. All insurance policies to be procured by either party hereunder shall be obtained from responsible insurance companies satisfactory to the other party. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to the other party prior to the Commencement Date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to the other party. Such policies shall further provide that not less than thirty (30) days written notice shall be given to the other party before such policy may be canceled or changed to reduce insurance provided thereby.

     10. LIABILITY. LANDLORD SHALL NOT BE LIABLE TO TENANT OR TENANT'S EMPLOYEES, AGENTS, PATRONS OR VISITORS, OR TO ANY OTHER PERSON WHOMSOEVER, FOR ANY INJURY TO PERSON OR DAMAGE TO PROPERTY ON OR ABOUT THE PREMISES, RESULTING FROM AND/OR CAUSED IN PART OR WHOLE BY THE NEGLIGENCE OR MISCONDUCT OF TENANT, ITS AGENTS, SERVANTS OR EMPLOYEES OR OF ANY OTHER PERSON ENTERING UPON THE PREMISES, OR CAUSED BY THE BUILDINGS AND IMPROVEMENTS TO BE LOCATED ON THE PREMISES BECOMING OUT OF REPAIR AND FOR WHICH TENANT IS RESPONSIBLE HEREUNDER, OR CAUSED BY LEAKAGE OF GAS, OIL, WATER OR STEAM OR BY ELECTRICITY EMANATING FROM THE PREMISES RESULTING FROM TENANT'S USE OF THE PREMISES, OR CAUSED BY ENVIRONMENTAL POLLUTANTS RESULTING FROM TENANT'S USE OF THE PREMISES, OR DUE TO ANY CAUSE WHATSOEVER RESULTING FROM TENANT'S USE OF THE PREMISES, AND TENANT HEREBY COVENANTS AND AGREES THAT IT WILL AT ALL TIMES INDEMNIFY AND HOLD SAFE AND HARMLESS THE PROPERTY, THE LANDLORD, LANDLORD'S AGENTS AND EMPLOYEES FROM ANY LOSS, LIABILITY, CLAIMS, SUITS, COSTS, EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEY'S FEES AND DAMAGES, BOTH REAL AND ALLEGED, ARISING OUT OF ANY SUCH DAMAGE OR INJURY; EXCEPT INJURY TO PERSONS OR DAMAGE TO PROPERTY THE SOLE CAUSE OF WHICH IS THE NEGLIGENCE OF LANDLORD OR THE FAILURE OF LANDLORD TO REPAIR ANY PART OF THE PREMISES WHICH LANDLORD IS OBLIGATED TO REPAIR AND MAINTAIN HEREUNDER WITHIN A REASONABLE TIME (BUT NOT LESS THAN 90 DAYS, EXCEPT IN THE CASE OF AN EMERGENCY) AFTER THE RECEIPT OF WRITTEN NOTICE FROM TENANT OF NEEDED REPAIRS. Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) Tenant's operations in and maintenance and use of the premises; and (ii) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $1,000,000.00 per occurrence in respect of injury to persons (including death), and in the amount of not less than $2,000,000.00 per occurrence in respect of property damage or destruction, including loss of use thereof.

     11. USE. The demised premises shall be used only for the purpose of receiving, storing, manufacturing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be necessary in conducting the business of Tenant. Except as currently being conducted, outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent, not to be unreasonably withheld. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. To the extent known by Tenant, Tenant shall comply with all deed restrictions as may affect the premises and all governmental laws, ordinances and regulations applicable to the use of the premises, and, subject to Tenant's right to reasonably contest same, shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any unlawful odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a legal nuisance. Without Landlord's prior written consent, not to be unreasonably withheld, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable, except as currently being conducted. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the Texas State Board of Insurance or other insurance authority to disallow any credits. If any increase in the fire and extended coverage insurance premiums paid by Landlord is caused by Tenant's use and occupancy of the premises, or if Tenant vacates the premises and causes an increase in such premiums, then Tenant shall pay as additional rental the amount of such increase to Landlord.

     12. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     13.  ASSIGNMENT AND SUBLETTING.

          A. Tenant shall have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, by operation of law or otherwise without the prior consent of Landlord. Any assignee, sublessee or transferee of Tenant's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "successors"), by assuming Tenant's obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such successors in contravention of this Paragraph. No assignment, subletting or other transfer shall relieve Tenant of its liability hereunder. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

          B. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

          C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

     14.  CONDEMNATION.

          A. If the whole or any substantial part as determined by Landlord of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulations, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, as determined by Landlord, this Lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

          B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

          C. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the premises, or any part thereof, shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and improvements if a separate award for such items is made to Tenant.

     15. HOLDING OVER. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to 150% of the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this paragraph 15 shall not be construed consent for Tenant to hold over.

     16. QUIET ENJOYMENT. Landlord covenants that it will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record as of the Commencement Date. Landlord represents and warrants that it has full rights and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

     17. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:

          A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of ten (10) days from the date of written notice to Tenant by Landlord of such non-payment.

          B. The Tenant shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors; or the Tenant shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or the Tenant shall take any action to authorize or in contemplation of any of the actions set forth above in this paragraph.

          C. Any case, proceeding or other action against the Tenant shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry if an order for relief against it which it is not fully stayed within seven business days after the entry thereof or (ii) shall remain undismissed for a period of 60 days.

          D. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

          E. Tenant shall vacate for sixty (60) consecutive days all or a substantial portion of the premises, whether or not Tenant is in default of the rental payments due under this lease.

          F. Tenant shall fail to discharge any lien placed upon the premises in violation of Paragraph 20 hereof within twenty (20) days after Tenant has notice that such lien or encumbrance is filed against the premises.

          G. Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this Paragraph
     17), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant, provided Tenant shall have longer than thirty (30) days, if necessary, to cure such failure if Tenant has commenced curing such failure during such thirty (30) day period and continues to diligently pursue such cure, but in no event shall such additional cure period exceed an additional thirty (30) days.

          H. Tenant shall fail to continuously operate its business at the premises for the permitted use set forth in Paragraph 11 for sixty (60) consecutive days, whether or not Tenant is default of the rental payments due under the Lease.

     18.  REMEDIES.

          A. Upon the occurrence of any of such events of default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any further notice or demand whatsoever:

               (1) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor.

               (2) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor.

               (3) Enter upon the premises, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

               (4) Alter all locks and other security devices at the premises without terminating this lease.

          B. In the event Landlord may elect to regain possession of the premises by a forcible detainer proceeding, Tenant hereby specifically waives any statutory notice which may be required prior to such proceeding, and agrees that Landlord's execution of this lease is, in part, consideration for this waiver.

          C. In the event Tenant fails to pay any installment of rent hereunder within five (5) days after such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to one-half of one percent (.5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated or as limiting Landlord's remedies in any manner.

          D. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the premises shall be deemed unauthorized or constitute a conversion. Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

          E. In the event Landlord elects to terminate the lease by reason of an event of default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the then present value of the total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in paragraph 1).

          F. In the event that Landlord elects to repossess the premises without terminating the lease, or in the event Landlord elects to terminate the Lease, then Tenant, at Landlord's option shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in Paragraph 1 diminished by any net sums thereafter received by Landlord through reletting the premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 18(G) below). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the lease term.

          G. In case of any event of default or breach by Tenant, or threatened or anticipatory breach or default, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, brokers' fees (pro rated based on the unexpired portion of the Term following Tenant's default) incurred by Landlord in connection with reletting the whole or any part of the premises; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the premises into condition due to the Tenant's default hereunder in order to make the premises acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees.

          H. In the event of termination or repossession of the premises for an event of default, Landlord shall not have any obligation to relet or attempt to relet the premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the premises for any period to any tenant and for any use and purpose.

          I. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, and not cure such failure within thirty (30) days after written notice thereof, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action.

          J. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default, except in the case of an emergency, in which case Landlord shall have a reasonable time to cure such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason hereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the premises, and in the event of the transfer by such owner of its interest in the premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the premises; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any party Landlord.

          K. In the event that Landlord shall have taken possession of the premises pursuant to the authority herein granted, and provided Tenant has not otherwise agreed with any third party lender or supplier in a written security or leasing agreement, Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the premises. Subject to the preceding sentence, Landlord shall also have the right to remove from the premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any premises within the County in which the premises is located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage. Following reasonable written notice to Tenant, Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature thereon; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's good faith relinquishment of possession of all or any portion of such furniture, fixtures, equipment or property to Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

          L. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of section 502(b)(7) of the Bankruptcy Code, 11 U.S.C. Section 502(b)(7).

          M.   This is a contract under which applicable law excuses
     Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of sections 365(c) and 365(e)(2) of the Bankruptcy Code, 11 U.S.C. Section 365 (c), 365(e)(2).

          N. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., ("the Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

          O. Any person or entity to which this lease is assigned pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

     19.  MORTGAGES.

          A. Tenant accepts this lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter placed upon the Premises, and to any renewals and extensions thereof. Tenant agrees that any mortgagee shall have the right at any time to subordinate its mortgage, deed of trust or other lien to this lease; provided, however, notwithstanding that this lease may be (or made to be) superior to a mortgage, deed of trust or other lien, the mortgagee shall not be liable for prepaid rentals, security deposits and claims accruing during Landlord's ownership; further provided that the provisions of a mortgage, deed of trust or other lien relative to the rights of the mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and provisions relative to proceeds arising from insurance payable by reason of damage to or destruction of the Leased Premises shall be prior and superior to any contrary provisions contained in this instrument with respect to the payment or usage thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage, deed of trust or other lien hereafter placed upon the premises and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request; provided, however, that Landlord shall, as a condition to this Lease, obtain from any such mortgagee a written agreement that the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to recognize and perform all of the covenants and conditions of this lease.

          B. At any time when the holder of an outstanding mortgage, deed of trust or other lien covering Landlord's interest in the premises has given Tenant written notice of its interest in this lease, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or other lien shall have received written notice of such default and a reasonable time (not less than 30 days) shall thereafter have lapsed without the default having been cured.

          C. Tenant agrees that it will from time to time but no more often than semi-annually, upon request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (or to a party designated by Landlord), which statement shall identify Tenant and this lease, shall certify that this lease is unmodified and in full force and effect (or if there have been modifications, that the name is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this lease (or if Landlord is in default, specifying any default), and shall confirm Tenant's agreements contained above in this paragraph 19.

     20.  MECHANIC'S LIENS AND TENANT'S PERSONAL PROPERTY TAXES.1

          A. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Subject to Tenant's right to reasonably contest same, Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will have and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease. Tenant and Landlord agree to give the other immediate written notice of the placing of any lien or encumbrance against the premises.

          B. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or placed by Tenant in the premises, and Landlord elects to pay the taxes based on such increase following delivery of reasonable prior written notice to Tenant, Tenant shall pay to Landlord upon demand that part of such taxes.

     21.  MISCELLANEOUS.

          A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

          B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this lease.

          C. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

          D. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

          E. Tenant agrees from time to time, but no more often than semi-annually, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating the Commencement Date of this Lease, that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

          F. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          G. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation payment of all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in as good condition as of the Commencement Date, ordinary wear and tear excepted. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be.

          H. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws affective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

          I. This lease shall not be valid or binding unless and until accepted by Landlord in writing a fully executed copy delivered to both parties hereto.

          J. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

          K. Tenant and Landlord represent and warrant to the other that it has dealt with no broker, agent or other person in connection with this transaction, and Tenant and Landlord agree to indemnify and hold the other harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with or Landlord Tenant with regard to this leasing transaction.

          L. If and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying same individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of Paragraph 22 hereof to the same effect as each had received such notice.

     22. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery or any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually delivered to Landlord.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

          (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

     LANDLORD:                          TENANT:

SHIRLEY G. ANTON                   CARLYLE GOLF, INC.
LAURENCE H. ANTON                  10550 E. 54th Avenue
3912 Ann Arbor Court               Denver, Colorado  80239
Fort Worth, Texas  76109           Attention:  William A. Clymor

     EXECUTED this 24th day of January, 1997.

                                   LANDLORD:


                                   /s/Shirley G. Anton
                                   SHIRLEY G. ANTON


                                   /s/Laurence H. Anton
                                   LAURENCE H. ANTON


                                   TENANT:

                                   CARLYLE GOLF, INC.,
                                   a Colorado corporation


                                   By:/s/Jerome M. Hause

                                   Its: President



                                 EXHIBIT "A"



Lots 12-A, 12-B and 12-C, Block 12, SUNSET GARDENS, an Addition to the City of White Settlement, Tarrant County, Texas, according to Plat recorded in Volume 388-208, Page 97, Plat Records, Tarrant County, Texas.